Exhibit 99.2
SALE DEED
THIS DEED OF SALE is made on this the 22nd day of March 2007 by ALLIANCE SEMICONDUCTOR (INDIA) PRIVATE LIMITED a company registered under the Companies Act., 1956, having its registered office at Consulate 1, No. 1 Richmond Road, BANGALORE – 560 025 represented by its Director Melvin L Keating (authorized by the Board vide

Resolution dated 2nd June 2006) hereinafter called the “Vendor” which expression shall mean and include its successors and assigns in favour of Sandhya Hotels Private Limited a company incorporated under the Companies Act, 1956 having its registered office at “Sri Vatsam”, 16-2-738/F/B/1/A (Beside High View Apartments), Malakpet, Hyderabad – 500

036 represented by its Managing Director S. Sreedhar Rao son of S. Babu Rao resident of “Sri Vatsam”, Malakpet, Hyderabad – 500 036 (hereinafter referred to as the ‘Purchaser’ which expression shall mean and include its successors and assigns).
WHEREAS:
A. The Vendor herein is the sole and absolute owner and peaceful possessor of Plot No. 22 in Sector – 1 of the HUDA Techno Enclave,

Madhapur of Survey No. 64, admeasuring 2122.28 square yards or 1744.48 square meters, situate at Madhapur village, Seri Lingampally Mandal and Municipality, Ranga Reddy District which is more particularly described in the Schedule hereunder written and shown on the plan annexed hereto and marked as Annexure I in red colour boundary line (hereinafter referred to as the ‘Land’), having purchased the same from the Hyderabad Urban Development Authority, Secunderabad – 500 003 by sale deed dated 16th

January 1998 registered with the Registrar of Assurances, Ranga Reddy District as Document No. 317 of 1998.
B. The Vendor agreed to sell the Land to the Purchaser for a total sale consideration of Rs. 14,07,53,900.00 (Rupees fourteen crores seven lakhs fifty three thousand nine hundred only).

C. The Purchaser has paid the aforesaid consideration to the Vendor as follows:

	Payment details	Rs.
(a)	By cheque no. 851365 dated 07-06-2006 drawn on ICICI Bank, Begumpet Branch	4,00,00,000
(b)	By cheque no. 359055 dated 21-07-2006 drawn on State Bank of India	1,50,00,000

	Payment details	Rs.
(c)	By cheque no. 724338 dated 22-07-2006 drawn on State Bank of India	9,00,000
(d)	By cheque no. 402723 dated 22-07-2006 drawn on State Bank of India	8,00,000
(e)	By cheque no. 328334 dated 22-07-2006 drawn on State Bank of India	5,00,000
(f)	By cheque no. 969983 dated 01-08-2006 drawn on State Bank of India	28,00,000
(g)	By cheque no. 402724 dated 01-08-2006 drawn on State Bank of India	35,00,000

	Payment details	Rs.
(h)	By cheque no. 359056 dated 11-08-2006 drawn on State Bank of India	70,00,000
(i)	By cheques no. 818693, 818694 and 818695 all dated 25-09-2006 on ING Vysya Bank Ltd., Banjara Hills Branch	6,00,00,000
(j)	By Banker’s cheques no. 627932 dated 10-10-2006 for Rs. 52,00,000 and no. 6288879 dated 18-11-2006 for Rs. 50,53,900 issued by ING Vysya Bank Ltd., Banjara Hills Branch	1,02,53,900
	TOTAL:	14,07,53,900

D. The Land is within the Hyderabad Urban Land Agglomeration in terms of the provisions of Urban Land (Ceiling & Regulation) Act, 1976 (“ULC Act”), as a result of which an area of 774.48 sq. ms. was surplus vacant land;
E. By an order No.G.O.Ms.No.200 dated 21st February 2007, the Revenue (UC.III) Department of the Government of Andhra Pradesh, in exercise of the powers conferred under Section 20(1)(a) of the ULC Act,

exempted the surplus land admeasuring 774.48 sq. m. out of the Land from the provisions of Chapter III of the ULC Act on the terms and conditions stated therein, as a result of which the Vendor could retain the surplus vacant portion of the Land;
F. The Competent Authority by its order No.FI/532/26/2007 dated 12th March 2007 informed the Vendor that the Competent Authority did not wish to exercise its right to purchase the Land, pursuant to the notice given to the Competent Authority under the provisions of Section 26(1) of the ULC Act;
G. Pursuant to the authority given by the Purchaser to obtain necessary clearance/permission under the provisions of the ULC Act to retain the surplus vacant land and to transfer the Land (including the surplus vacant land), the Purchaser obtained the aforesaid orders under the provisions of Sections 20 and 26 of the ULC Act and is fully satisfied as to the contents thereof and as to the ability of the Vendor to transfer the Land to the Purchaser, which as per the Purchaser is valid under law;
H. Having obtained the necessary clearance/permission under the ULC Act, the Purchaser has requested the Vendor to execute a sale deed (being these presents) in its favour in the manner hereinafter appearing.

NOW THEREFORE THIS DOCUMENT WITNESSES AS FOLLOWS:
1.	In pursuance of the aforesaid agreement and in consideration of the sum of Rs. 14,07,53,900.00 (Rupees fourteen crores seven lakhs fifty three thousand nine hundred only) paid by the Purchaser to the Vendor in the manner aforesaid, the Vendor as absolute owner of the Land, hereby transfers conveys and assigns unto the Purchaser the Land is more particularly described in the Schedule hereunder written and shown on the plan annexed hereto and marked as Annexure I in red colour boundary line, together with all appurtenances belonging thereto and all the estate, right, title, interest and claim whatsoever of the Vendor in to or upon the Land.
2.	The Land shall be quietly entered into and upon by the Purchaser who shall be entitled to hold and enjoy the same as absolute owner thereof without any interruption from the Vendor or any persons claiming through the Vendor.
3.	The Vendor has handed over vacant possession of the Land to the Purchaser.
4.	The Purchaser had undertaken the responsibility and liability for payment of all outgoings (including Municipal and Collector’s bills,

assessments and property taxes) payable in respect of the Land remaining to be paid by the Vendor upto May 2006 and thereafter, which the Purchaser has complied with as on the date and the Purchaser shall indemnify and keep the Vendor indemnified of and from any loss or damage that may be suffered or incurred by the Vendor as a consequence of non-payment of any of the aforesaid outgoings for which the Purchaser had undertaken the responsibility and liability.

5.	The Purchaser acknowledges that the Land has been purchased by the Vendor from Hyderabad Urban Development Authority (“HUDA”). The Purchaser has also inspected the original sale deed dated January 16, 1998 executed by HUDA in favour of the Vendor conveying and transferring the Land in favour of the Vendor. The Vendor declares that the Land belongs to the Vendor absolutely and that the same is free from encumbrances and is not subject to lispendens or attachments either before or after judgment. The Purchaser has made enquiries and is satisfied of the Vendor’s right to sell and transfer the Land in terms hereof. Based on the aforesaid and on the representation made by the Vendor that the Vendor has not sold, mortgaged, leased, encumbered charged or otherwise transferred the Land; that the Vendor has not entered into any agreement in respect thereof; and that the Vendor is the full owner of the Land and is in possession thereof, the Purchaser is satisfied as to the title of the Vendor to the Land and has accepted the title of the Vendor to the Land as free, clear and marketable.
6.	The sale deed dated 16th January 1998 executed by Hyderabad Urban Development Authority in favour of the Vendor conveying the Land has been handed over to the Purchaser along with other relevant documents.

7.	The Vendor hereby agrees that it would, at all times hereafter and at the cost of the Purchaser do and execute all such lawful acts, deeds and things for further and more perfectly assuring the Land to the Purchaser.

8.	The Land is not an assigned land within the meaning of the Andhra Pradesh Assigned Lands (Prohibition of Transfers) Act, 1977 and it does not belong to or under mortgage to the Government or its agencies or undertakings.
9. The Vendor hereby declares that the market value of the property is Rs. 14,07,53,900 at Rs. 66,322 per square yard.

SCHEDULE OF THE PROPERTY
Plot No. 22 in Sector -I of HUDA Techno Enclave, Madhapur of survey No. 64 of Madhapur village, Seri Lingampally Mandal and Municipality, Ranga Reddy District admeasuring 2122.28 square yards or 1774.48 square meters (more clearly delineated in the plan annexed hereto and marked therein in red colour), as bounded by:

NORTH	: Service Road;
SOUTH	: Plot No. 17/1 and 17;
EAST	: Plot No. 21;
WEST	: Plot No. 23.

IN WITNESS WHEREOF the Vendor has caused this document to be executed by the hand of its director Melvin L Keating on the day and year first above written, in the presence of the following witnesses.
For ALLIANCE SEMICONDUCTOR (INDIA) PRIVATE LIMITED
/s/ Melvin L Keating
MELVIN L KEATING
DIRECTOR
VENDOR
WITNESSES:

1.	/s/	Samir Jagad
Samir Jagad

2.	/s/	Lance McKinlay
Lance McKinlay

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